Investor Conference 2011 June 14, 2011

Disclaimer

•
Some of the statements in this presentation, as well as statements made by management, may be forward-looking statements that are based on management’s current assumptions, expectations and projections regarding our business and performance, the economy and forecasts of future events, circumstances and results. Forward-looking statements include statements concerning the projected future performance of Sunrise and the markets in which we operate.
•
These forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances.  Our actual results may differ materially from those set forth in our forward-looking statements, depending on various factors including the risks and uncertainties described in filings made with the Securities and Exchange Commission. As a result of these risks and uncertainties, recipients of this presentation are cautioned not to place undue reliance on the forward-looking statements included in this presentation or that may be made elsewhere from time to time by, or on behalf of, us.
•
This presentation may contain statistics and other data that may have been obtained or compiled from information made available by third-party service providers. While we believe these sources to be reliable, accuracy and completeness of the information cannot be guaranteed.
•
This presentation contains certain supplemental non-GAAP financial measures.  While we believe that non-GAAP financial measures are helpful in evaluating our operating performance, the use of non-GAAP financial measures in this presentation should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP.
You are cautioned that there are inherent limitations associated with the use of each of these supplemental non-GAAP financial measures as an analytical tool.  Reconciliations of certain non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix to this presentation and the Company’s supplemental information packages and
2010 Annual Report, which are available on the Company’s website at www.sunriseseniorliving.com.
•
Unless otherwise noted herein, all the information contained in this presentation is presented as of June 14, 2011.

The Sunrise Story and Our Mission

Sunrise Founders Terry and Paul Klaassen witnessed 30
years ago how aging men and women had their dignity
and choice taken away from them, simply because they
needed extra assistance. They realized, from deep personal
experience, that
there were no options for seniors other
than the institutional environment of traditional long -
term care facilities. Seniors deserved much better.
In 1981, they took the first step to pioneer a new kind of senior living. Right from the beginning, they established
Sunrise’s Mission to champion quality of life for all seniors.
The Klaassens created a homelike environment with the unique approach to care that would become
the foundation of Sunrise: the resident-centered -
philosophy. This philosophy anticipated the varying needs of seniors, including memory care, and the design and staffing of our communities reflect that foresight.
Sunrise today has been transformed in many ways but remains completely committed to our time-tested Mission. This Mission and our Principles of
Service to seniors are as relevant today as ever. These Principles are also intertwined with and true need and
demand for what we do. Sunrise represents the enviable combination of a life-enriching service and a sound, growing business model.
extraordinary demographic advantages

Sunrise Buildings Are Designed for Seniors

The Sunrise-developed mansion was deliberately built with the needs of seniors in mind. Many of these design elements have been carried through to buildings we have acquired.
•
Homelike appeal, lush landscaping and residential character
•
Comfortable outdoor areas
– wrap-around porches with rocking chairs, garden spaces, trellises
•
Thoughtfully designed, senior-friendly features:
• Large, open foyer and grand staircase
• Sunrise Bistro, the community hub
• Living room/parlor with gas-burning fireplace
• Individual heating and cooling systems in resident suites
• Sturdy handrails disguised as decorative chair rails
• Automatic light sensors
• Strategic capital expenditure planning for future updates
•
Resident safety:
• Built to I-2 classification (most communities), including steel beams, fire sprinklers, fire doors and non-combustible materials
• Emergency generators, perimeter door security, e-call systems
•
Skylights and emphasis on natural lighting
Note:  community features vary by location

Service Highlights

Premium product offering of resident-centered services for seniors
Second-largest provider of assisted living services in the country*
An Individualized Service Plan of care is delivered by a team of designated care managers (DCMs)
As care needs increase, seniors can “age in place”
Assisted Living (57%)
Skilled Nursing &
Rehabilitative Care (3%)
Focus on short-term, rehabilitative stays with a goal of returning the resident to the most independent living setting possible; approach has more than doubled
Medicare mix over the past several years
Generates several hundred move-ins to other Sunrise neighborhoods each year
Due to Total ADR of $390, skilled nursing represents 7.5% of total revenue in U.S.
Independent Living (16%)
Active seniors enjoy an independent, maintenance-free lifestyle with on-call assistance; additional services may also be arranged as care needs change
Properties are predominantly rental, but also include co-operatives, equity sales and numerous entrance fee models
Memory Care (24%)
Largest provider of memory care services in the country*
DCMs are trained in therapeutic techniques to validate resident emotions and understand their needs in a secure “Reminiscence Neighborhood”
Life enrichment managers develop and adapt meaningful activities that incorporate resident interests and evoke pleasant memories
*Source: Assisted Living Federation of America

Sunrise Signature Experience

Sunrise’s special touches and unique approach to personalized care are just part of what sets us apart.
We Create Relationship-Based Care
Our designated care managers form rich relationships by getting to know our residents’ preferences, from what time they like to wake up in the morning to their favorite meal.
A Team of Serving Hearts
Our teams hone their skills through hands-on experience and in-depth training programs at our own Sunrise
University – so each team member is delivering care the Sunrise way.
Offering Peace of Mind
Residents and families can have peace of mind in knowing that we’re here for them around the clock.
We
work hard to make sure all residents are living life to the fullest, not worrying about anything else.
Celebrating the Joy of Every Day
We strive to give every resident at Sunrise a life filled with purpose and hope.
Our commitment to making
every day special is what makes the Sunrise experience so unique.
Enriching Mind, Body & Spirit
Vibrant activities programs designed around residents’ interests, so there’s always something fulfilling to do.
With All the Comforts of Home
Communities designed to look and feel like home, from our community cat and dog to our fresh-cut flowers,
and hundreds of special touches to make life easier.
Some Highlights:

Enriching the Mind, Body & Spirit

• Qualified team, led by a coordinator-level position focused solely on activities, offers several meaningful and engaging activities a day
• Activities seek to
benefit the mind, body and spirit
of all of our residents,
from exercise programs like tai-chi to social activities like wine & cheese happy hours and group outings
•
Sunrise’s new Dining Program features delicious meals made from scratch every day
by our trained culinary team
• Residents enjoy the freshest, local ingredients and an assortment of menu choices designed with their health, tastes and preferences in mind
(He) mentioned that
he wanted spaghetti
and meatballs. As
soon as it was said,
the chef started
making that special
dish…and every
Tuesday ever since.
Family member, Sunrise
of West Babylon, NY
During the (short time) mom has been at Sunrise, she has blossomed – she smiles more than she has in years; she’s made new friends; she’s involved in activities and she is totally satisfied in her new environment. She loves everything.
Family member, Sunrise at North Farmington Hills, MI
Our residents enjoy the very best in senior living from fulfilling activities to home-cooked meals – we stop at nothing to create a warm, enriching home.

Mansion	AL - Other	Campus Mansion	Brighton Gardens	Full Service
Neighborhoods*	AL, TC, REM	AL, REM	IL, AL, TC, REM	AL, ALZ, some HC	IL, AL, ALZ, HC
Communities	214	37	10	30	25
Design	1 bldg. 1-4 stories Wood or Steel	Mixed; acquisition assets	2 bldgs. 2-4 stories Wood and Steel	1 bldg. 2-4 Wood and Steel	Multi. buildings 3-8 stories Wood and Steel
Typical Size	68-92 units 50-80,000 sq ft	29-117 20-150,000 sq ft	140-160 units 150,000 sq ft	88-152 units 60-90,000 sq ft	200-250 units 200,000 sq ft

Consistent High-Quality Buildings

*IL – Independent Living; AL – Assisted Living; TC – Terrace Club (early-stage memory care); REM – Reminiscence
(advanced memory care); HC – Health Care/Skilled Nursing

SUNRISE SENIOR LIVING

Arctic Ocean
Canada
United States of America
North Atlantic Ocean
North Pacific Ocean
Russia
China

Major Metropolitan Focus

Communities Units
#
% of
Total #
% of
Total
Washington DC Metro
Market
26 8.2 3,502 11.3
Greater Los Angeles
Market
23 7.3 2,009 6.5
NY Metro Market 22 6.9 1,766 5.7
Greater Chicago Market 20 6.3 1,821 5.9
Greater London 14 4.4 1,145 3.7
Philadelphia Metro
Market
13 4.1 1,509 4.9
San Francisco Market 13 4.1 1,337 4.3
Greater Boston Market 12 3.8 754 2.4
Greater Atlanta 11 3.5 1,099 3.5
Greater Toronto 8 2.5 764 2.5
162 51.1 15,706 50.7
Differentiated strategy focused on major metropolitan markets with strong fundamentals

Seniors Housing Occupancy
93%
92%
91%
90%
89%
88%
87%
86%
06'Q1
07'Q1
08'Q1
09'Q1
10'Q1
11'Q1

Seniors Housing Average Monthly Rent
$4,000
$3,500
$3,000
$2,500
$2,000
06'Q1
07'Q1
08'Q1
09'Q1
10'Q1
11'Q1

Seniors Housing Annual Inventory Growth
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
07'Q1
08'Q1
09'Q1
10'Q1
11'Q1

Major Market Performance Over Time

Big 6 Markets
MAP31 Excl. Big 6 Markets*
*Big 6 Markets include: New York,
Boston, D.C., Chicago, No. California
and So. California metro markets.
NIC Map Source Data

SUNRISE
SENIOR LIVING

HCP

VENTAS

FannieMae

Freddie Mac

CNL

HEITMAN
A REAL ESTATE INVESTMENT MANAGEMENT FIRM

JPMorgan

Prudential

MetLife

Morgan Stanley

High-Quality Business Relationships

Experienced Senior Management Team

Management Team
Name Title Years of Relevant Experience Years with Sunrise
Mark S. Ordan Chief Executive Officer 25+ years 3+ years
Greg Neeb Chief Investment & Administrative Officer 20+ years 3+ years
Marc Richards Chief Financial Officer 15+ years 1+ year
David Haddock General Counsel and Secretary 15+ years 5+ years
Ron Jeanneault Co-Head of Operations 20+ years 11+ years
Laura McDuffie Co-Head of Operations 15+ years 9+ years
Edward Burnett SVP, Capital Markets 10+ years 2+ years
Gregg Colon SVP, Resident Care & Services 22+ years 16+ years
Philip Kroskin SVP, Asset Management & Real Estate 19+ years 2+ years
Meghan Lublin VP, Corporate Marketing & Communications 11+ years 6+ years
Kelly Myers SVP, Sales 21+ years 11+ years
David Pratt SVP, Corporate Finance 10+ years 6+ years
Mike Rodis SVP, Human Resources 30+ years 2+ years
Founders
Name Title Years of Relevant Experience Years with Sunrise
Paul Klaassen Founder and Chairman 30+ years 30 years
Terry Klaassen Founder and Special Advisor 30+ years 30 years
Team successfully navigated the recapitalization and has positioned the company for the future

90
80
70
60
50
40
30
20
10
0
1995
2000
2010
2020
2030
2040
2050

80
70
60
50
40
30
20
10
0
70-74
75-79
80-84
85-89
90+

Attractive & Growing Market

Growing Senior
Population
• Over 70MM seniors 65+ by 2040, making
up 20% of the total US population
• 85+ population projected to grow 3%
annually over the next 40 years
Assistance Increases with Age
Need for Care
Increases with
Age
• Today’s seniors are healthier than in the
past, but many still have difficulty with
Activities of Daily Living (ADLs)
• 19% of 70-74 year olds and 50% of 85+ year
olds require assistance with ADLs
Rising Net
Worth of
Seniors
• Today’s elderly have more wealth than in
the past (~$163K, up 42% since 1995)
• Dramatic increase in residential net equity
over the past decade
Increasing
Popularity of
Senior Housing
• According to a recent NIC survey, 60+
population living in age-qualified housing
increased from 7% to 12% from 1998 –
2007
• Consumer awareness has increased ~14%
over that same time period
Consistent
Occupancy /
Rental Rate
Growth
• Median occupancy has remained above
90% since 1994
• Rents have grown 5% annually for ALF and
4% for ILF since 2000
% Requiring Assistance with ADLs
Population of US Seniors Rising
MM of US Population
75 and over 65 and over
Men Women
Sources:  US Census Bureau, Joint Center of Housing Studies, NIC National Housing Survey, Federal Reserve Board and ASHA

Strong Rate Growth and Well Positioned for Occupancy Rebound

Notes
(1) Compares same community growth or change in occupancy for the 4 th
quarter of the measurement year over the 4
th
quarter of the prior year for the pool of
comparable communities in a given year.
%
(bps)
Same Community ADR Growth
(1)
Same Community Occupancy Change
(1)
2006 2007 2008 2009 2010
7
0
5-Year Average: 4.1%
(%)
100
(500)
(bps)
2006 2007 2008 2009 2010
5-Year Average: (76)bps
High-quality assets translate to consistently strong operating results

SRZ vs. Large Chains* (>25 Properties)
Senior Housing Occupancy
89.0%                                  Chains 25+             SRZ
88.0%
87.0%
86.0%
85.0%
84.0%
83.0%
82.0%
1     2     3     4             1     2     3 4                 1
2009                            2010     2011
Senior Housing AMR
$4,400                                  Chains 25+               SRZ
$4,200
$4,000
$3,800
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
1     2     3     4             1     2     3 4                 1
2009                            2010     2011

*Large Chains Not Including SRZ – NIC Map Source Data

Significant Progress on Key Initiatives

Solidified
Balance Sheet
Stabilized
Revenue Streams
Rationalize
Cost Structure
Restructured 4 of the 5 largest management
contracts
Restructured key relationships with Ventas and
HCP
Re-focus on Mansion product
Reduced G&A by 30% from 2008 levels
Eliminated approximately 200 corporate
overhead positions
Continuing rationalization in 2011
Deleted non-core businesses and assets and
related costs
Execute Disciplined
Growth Strategy
Arcapita / CNL Transaction
Morgan Stanley Transaction
Initiative Accomplishments Sunrise Snapshot
Our recapitalization is substantially complete and we are beginning to implement our disciplined growth strategy
12/31/08 Current
# of
Properties
435 316
G&A and
Development
Expense
$184MM $129MM (1)
Equity
Market Cap
$85MM $475MM (2)
Near finalization of new $50MM revolver
Repaid bulk of consolidated debt
Significantly reduced corporate recourse liabilities
Restructured over $1B of debt in default (venture
and consolidated)
Exited Germany and other unprofitable businesses
(1)
Reflects 2010 figures and includes $21MM of the following items: $6.9MM in professional fees relating to HCP, CNL, and Ventas transactions, $8.5MM in HCP litigation, $2.6MM in severance, and $3.0MM in a retention bonus for the CEO.  The figure also includes $4.0MM in non-cash stock compensation.
(2)
As of June 9, 2011.

Balance Sheet De-Risk

(dollars in thousands) Defaulted Debt at Total Debt at Current Total Debt at Proforma
6/30/2009 6/30/2009 Defaulted Debt 3/31/2011 3/31/2011
1)
Wells Fargo 56,556 56,556 - - -
Connecticut Avenue 39,703 39,703 - 28,010 28,010
Quebec - 43,837 49,269 48,147 48,147
Germany 190,213 190,213 - - -
Line of Credit - 69,200 - - -
Sweet 16 105,366 105,366 - - -
Convertible Notes - - - - 86,250
AL US - - - - 339,800
Other Consolidated 47,731 109,658 1,365 78,543 78,543
Total Consolidated Debt 439,569 614,533 50,634 154,700 580,750
Pool 7 128,205 303,175 - 435,000 435,000
Pool 12 - 370,500 - 365,342 -
Pool 14 47,901 47,901 - 46,028 46,028
Pool 16 and 17 152,433 152,433 - 153,282 153,282
Pool 18, 19, and 20 234,859 234,859 199,062 275,227 275,227
Pool 21 and 22 56,848 56,848 56,372 70,750 70,750
Pool 23 - 30,729 30,117 30,244 30,244
Pool 25 - 122,651 - 116,355 116,355
Fountains 328,705 328,705 - - -
Clayton 55,648 55,648 - - -
Other Joint Ventures 17,116 2,412,945 1,545 1,498,127 1,498,127
Total Joint Venture Debt 1,021,715 4,116,394 287,096 2,990,355 2,625,013
Total Debt 1,461,284 4,730,927 337,730 3,145,055 3,205,763
1) Proforma consolidated debt includes $86.3MM of convertible notes issued April, 2011 and the AL US debt, net of a $25MM paydown.

Stabilize Revenue Stream – Management Contracts (Including JVs)

Sunrise has
restructured 4
out of its 5
largest
management
contracts:
Portfolio/Partner Number of
Communities
Average
Maturities
2010 Fee
($ in 000s)
Notes
Ventas 79 2034-2037 19,307 Entered into amended management
agreements in 2010
HCPI 46 2028-2038 17,079 Litigation dismissed and settlement reached in 2010
Arcapita 29 2028 9,646 Brought in new partner in 2011 – Arcapita had termination rights
Pool 3 (UK) 15 2037 6,712 Working with lender and partner
Morgan Stanley (US) 15 2037 5,824 Bought out partner in 2011 and modified loan
All Others 97 49,264 No other relationship has aggregate fees greater than $5 million
Total 281 107,832
Resulting in
extended
maturities:
Remaining Contract
Term (1) (In years)
Number of
Communities
2010
Management Fee
Revenue
Weighted
Avg. Mgmt.
Fee Percent
0-5 14 $ 6,687 5.32%
6-10 1 64 2.96%
11-15 5 1,237 5.38%
16-20 57 19,891 5.72%
20+ 204 65,546 6.89%
Sold/Terminated in 2009 and 2010 N/A 14,407 6.23%
281 107,832 6.41%

Rationalize Cost Structure – G&A Completed Initiatives

Corporate Costs 2007 2008 2009 2010 Q1 2011
G&A 183,546          150,273        114,566         124,728        32,389
Development Expense 35,076           34,118          12,374          4,484            -
Liquidity Trust -                  -               -                 -               407
Accounting Restatement/SEC 51,707           30,224          3,887            (1,305)           -
Restructuring -                  24,178          32,534          11,690          -
Total Corporate Costs 270,329          238,793        163,361         139,597        32,796
Voluntary Separation Program (VSP)
In 2008, we implemented a program to reduce corporate expenses, including a voluntary separation program for certain team members, as well as a reduction of spending related to administrative processes, vendors, consultants and other costs.  We eliminated 182 positions primarily in our McLean, Virginia headquarters.  We recorded severance charges related to this program of $3.0 million and $15.0 million for 2009 and 2008, respectively.
Re-structure of Office Lease
With the decreased staff, we reconfigured our office space and two floors of leased space in our headquarters were vacated.
We ceased using the space on December 31, 2008.
Additional Corporate Staff Reduction
In 2009 and 2010, we continued to reduce corporate expenses through a further reorganization of our corporate cost structure, including a reduction in spending related to, among others, administrative processes, vendors and consultants.  The plan was designed to reduce our annual recurring general and administrative expenses (including expenses previously classified as venture expense) to approximately $100 million.

Business Lines Over Time

2011 Q1 2011 Q1
2008 2010
Illustrative ¹
Ill. Annlzd. ¹
Revenue adjusted for EBITDA
Management Fees 116.8 106.9 21.3 85.0
Professional fees from development, marketing, and other 44.2 4.3 0.3 1.2
Owned/Consolidated NOI
2
(12.3) 12.6 23.6 94.3
Leased NOI 94.3 78.6 21.1 84.3
Sunrise's proportionate share of Joint Ventures 39.8 43.2 4.3 17.2
Total Revenues adjusted for EBITDA 282.8 245.5 70.5 282.0
Expenses adjusted  for EBITDA
Community lease expense 59.8 60.2 14.8 59.2
General and Administrative/D&V
3
181.2 125.2 30.7 122.8
Other (13.8) 2.8 0.8 3.2
Total Expenses adjusted for EBITDA 227.2 188.2 46.3 185.2
Blackjack 14.7 0.0 0.0 0.0
Greystone (28.1) 0.0 0.0 0.0
Trinity (25.6) 0.0 0.0 0.0
Germany (29.6) (9.2) 0.0 0.0
Fountains (11.6) 1.0 0.0 0.0
Aston Gardens (3.0) 0.0 0.0 0.0
Other 0.7 0.0 0.0 0.0
Total Discontinued Business Lines (82.5) (8.2) 0.0 0.0
(26.9) 49.0 24.2 96.8
1) Illustrative 2011 numbers include Q1 actuals adjusted assuming a 100% ownership of the AL US and CC3 portfolios on Jan 1, 2011. This financial information is for illustrative purposes only.  We did not own a 100% interest in AL US until June 2011.  Additionally during 2011 we will only own a 40% interest in CC3, and can only purchase 100% commencing in 2013 subject to certain terms and conditions.
2) Owned NOI excludes interest expense of approximately $29M for the CC3 portfolio, $22M for the AL US portfolio and $5M for other consolidated assets
3) G&A excludes non-cash stock comp expense
4) Discontinued business lines include NOI less guaranty and interest payments, with the exception of Fountains and Aston
Gardens which are management fees less guaranty payments
5) See appendix for bridge to Net Income.
Total Adj. EBITDA Less Discontinued Business Lines
Discontinued Business Lines
4
5

2008
1.4%
5.9%
18.4%
42.6%
31.7%
Owned (100% NOI Exposure) - 6
Leased (100% NOI Exposure) - 25
JV (Partial NOI Exposure) - 180
3rd Party Managed (Predominantly Revenue Based) - 134
Discontinued (Germany, Fountains, Aston Gardens, Greystone, Blackjack) - 78

2010
0.9%
3.1%
7.8%
45.1%
42.9%
Owned (100% NOI Exposure) - 10
Leased (100% NOI Exposure) - 25
JV (Partial NOI Exposure) - 137
3rd Party Managed (Predominantly Revenue Based) - 144
Discontinued (Germany, Fountains, Aston Gardens, Greystone) - 3

Illustrative
0.3%
17.1%
7.9%
45.6%
29.1%
Owned (100% NOI Exposure) - 54
Leased (100% NOI Exposure) - 25
JV (Partial NOI Exposure) - 92
3rd Party Managed (Predominantly Revenue Based) - 144
Discontinued (Germany, Fountains, Aston Gardens, Greystone) - 1

Ownership Mix Over Time

- Illustrative assumes that
Sunrise owned 100% of the AL
US and CCIII ventures.  Sunrise
purchased the AL US joint
venture in June 2011, and has
the right to purchase 100% of
the CC3 venture in 2013
subject to certain terms and
conditions.

Attractive Growth Prospects

Focus on improving operating efficiency
Provide additional revenue-generating
services at existing communities
Selectively expand existing facilities/convert
higher productivity uses
Proprietary deal flow
Maximizes benefit from improved
performance of communities
Capitalize on reputation,
senior living sector
expertise and brand
licensing opportunities for
products, services and
locations
Selective acquisition of
platform-enhancing assets
Measured development of
new communities in major
metro markets
Increase Community Income Buy-out JV Interests
Brand Extension
Acquisition / Development
Growth
Initiatives

CNL Lifestyle – CC3 Investment Summary

Jan 2011, Sunrise contributed its 10% interest in an
existing JV (CC3) for a 40% interest in a new JV with
CNL Lifestyle Properties
– 29 asset / 2,028 unit portfolio
– Portfolio valued at $630 million
– Primarily concentrated in the NY, Chicago,
Washington DC and LA markets, representing 67%
of portfolio NOI
– High-quality portfolio of primarily purpose-built
mansion products
– Signed new 30-year management agreements with
5% fees that escalate to 6% plus IMF; previous
agreement was terminable for a fee and possible loss
of equity promote
– Financed with 3 year CMBS offered through
Goldman Sachs at 6.75%
– Sunrise secured right to fixed price buy-out of its
new partner, available after year 2 at 13% IRR. In
exchange, CNL earns 11.5% current preference
– Partners invested $11.5M for CapEx improvements
* 2013 estimated results based on standard 3% annual increases from 2011
CC3 Portfolio Investment
Summary 2011B 2013B*
Revenues $  157,138 $  166,707
Less: Exp. $(101,294) $(107,463)
Less: Mgmt. (5%) $    (7,857) $    (8,335)
NOI $    47,986 $    50,909
Less: Other $    (1,131) $    (1,177)
Less: Debt Service $  (29,770) $  (29,770)
Equity Cash Flow $    17,085 $    19,962
CNL Cash Equity $ 135,000
Sunrise Carried Equity $   79,959
Sunrise Cash Equity $     8,841
Total Cash Flow $ 223,800 $    17,085 $    19,962
Return on Equity 7.6% 8.9%
Unleveraged Yield
Net Operating Income $    47,986 $    50,909
Portfolio Value $  630,000 $  630,000
Unleveraged Yield (%) 7.62% 8.08%

AL US Investment Summary

June 2011, Sunrise bought out its partner’s 80% share in
an existing JV and restructured the JV debt.
– 15 asset /1,091 unit portfolio; high-quality purpose-
built mansions
– 10 of 15 assets in CA, primarily LA market
– Partner received $45M for 80% equity share
– Prior to transaction, loan defaulted in Q1 2011 due to
DSCR violation and mgmt contract was terminable by
Lender
– In Q3 2009, DSCR violation triggered cash flow sweep
and Sunrise began subordinating 3% of mgmt fee
– Loan was paid down by $25M
– Loan term extended 3 years to Jun 2015
– Subordinated management fees (3% of Rev) were
returned to Sunrise
– Lender to continue sweeping all excess cash flows
– Loan interest rate reduced through new swap at market
levels
– Loan covenants adjusted to Sunrise’s benefit
* Cash flow sweep accretive to Sunrise by reducing loan balance and building equity
** Return on Equity shown on new investment basis due to reduction of carried equity to effectively zero from over-leverage on portfolio
AL US Portfolio Investment Summary 2011B
Revenues $    84,802
Less: Exp. $   (51,976)
Less: Mgmt. (7%) $     (5,936)
NOI $    26,890
Cash Flow Sweep Amortization * $      9,084
Sunrise Subordinated Mgmt Fee (3%) $      2,544
Sunrise Incremental Total Cash Flow $    11,628
Sunrise Carried Equity $             -
Sunrise Cash Equity $     72,000
Sunrise Return on Equity  ** 16.2%
Unleveraged Yield (%)
Net Operating Income $    26,889
Portfolio Value (Equity + Debt) $  423,501
Unleveraged Yield (%) 6.3%

2011
2012 2013
2014 2015+
Capital Structure
Debt Maturity Schedule (1)
($MM)
Capitalization (1)
($MM)
48.1
57.9
21.0
5.4
448.4
Equity:
Equity Market Capitalization (2) 474.6
Debt:
Recourse Debt 85.5
Non-recourse Debt (1) 409.0
Convertible Debt 86.3
Total Pro Forma Debt 580.8
Total Capitalization 1,055.4
Less: Cash & Cash Equivalents (3) (41.0)
Total Enterprise Value (TEV) 1,014.4
Leverage Ratios:
Total Debt / Total Capitalization 55%
Net Debt / Total Enterprise Value 53%

400
80
60
40
20
0
Recapitalized balance sheet assuming access to $50MM undrawn credit facility (near finalization)
Notes
(1) Consolidated debt as of 3/31/11 plus the face amount of debt associated with the AL US purchase and debt modification
(2) As of 6/9/11
(3) Reflects 3/31/11 cash balance of $41M

Premium product offering of resident-centered services for seniors
High-quality, purpose-built assets located in top metropolitan markets
Sector leading brand, reputation and senior living expertise
Leading Provider of
Senior Living Services
Favorable Industry Backdrop
Compelling supply and demand drivers with aging demographics and limited new supply of senior housing
Leader in memory care and assisted living
Strong Growth Prospects
Internal growth from continued occupancy gains and rate increases
Focus on “owning more of what we manage”
Opportunity to capitalize on our brand, expertise and sector leading care
Well-Positioned Capital
Structure
Recapitalization substantially complete
Proposed $50MM credit facility with new lender (near finalization)
Proven Management Team
Significant relevant experience in the industry
Successfully implemented recapitalization strategy
Founders are pioneers of assisted living industry
Company Highlights

Appendix: Reconciliation of non–GAAP measure

The following table reconciles adjusted EBITDA, less discontinued business lines, to net income (loss) attributable to common shareholders (in millions):
2008 2010
Total Adj. EBITDA Less Discontinued Business Lines (26.9) 49.0
Plus: Discontinued Business Lines 82.5 8.2
Less: Stock Comp Expense (3.2) (4.0)
Less: SRZ proportionate share of JVs (39.8) (43.2)
Plus: Buyout fees 0.6 63.3
Less: Depreciation and amortization (39.2) (41.1)
Less: Write-off of capitalized project costs (95.8) 0.0
Less: Accounting Restatement, Special Independent Committee inquiry, SEC investigation and stockholder litigation
(30.2) 1.3
Less: Restructuring Costs (24.2) (11.7)
Less: Other Provision for Doubtful Accounts (19.5) (5.4)
Less: Loss on Financial guarantees (5.0) (0.5)
Less: Impairment on owned communities and land parcels (27.8) (5.9)
Less: Impairment of goodwill and intangible assets (121.8) 0.0
Plus: Interest Income 6.0 1.1
Less: Interest Expense (6.6) (7.7)
Plus/Less: Gain/Loss on Investments (7.8) 0.9
Plus: Gain on fair value of liquidating trust notes 0.0 5.2
Plus/Less: Other income/ expense (22.1) 1.2
Plus: Gain on sale of real estate and equity interests 17.4 27.7
Plus/Less: Sunrise's share of earnings (loss) and return on investment in unconsolidated communities
(13.8) 7.5
Plus/Less: Loss from investments accounted for under the profit sharing method
(1.3) (9.7)
Plus/Less: Provision for/ benefit from income taxes 47.1 (6.6)
Plus Fountains Management Fees 9.6 1.0
Plus: Aston Garden Management Fees 3.2 0.0
Less: Discontinued operations, net of tax (120.5) 68.5
Net Income/Loss (439.2) 99.1